EXHIBIT 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

AMENDMENT N°3

TO THE

A350 FAMILY PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

as Seller

and

AIR LEASE CORPORATION

As Buyer

Amendment Nº3 to the ALC A350 Family PA	Page 1 / 11
Ref. CLC - CT15022089

AMENDMENT N°3 TO THE

A350 FAMILY PURCHASE AGREEMENT

This amendment N°3 (the “Amendment N°3”) dated September 08th 2015 is made

BETWEEN:

AIRBUS S.A.S., a  société par actions simplifiée, created and existing under French law having its registered office at 1 Rond‑Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the "Seller"),

and

AIR LEASE CORPORATION, a corporation organised and existing under the laws of the State of Delaware, U.S.A., having its principal place of business at 2000 Avenue of the Stars, Suite 1000N, Los Angeles, California 90067, U.S.A. (the “Buyer”).

The Buyer and Seller together are referred to as the “Parties”.

WHEREAS:

A.

The Buyer and the Seller have signed a purchase agreement with reference CLC-CT1103521 on the 1st February 2013 for the manufacture and sale by the Seller and purchase by the Buyer of twenty-five (25) firm A350 Family aircraft hereinafter together with its Exhibits and Letter Agreements referred to as the “Purchase Agreement”.

B.	On 3rd March 2015, the Buyer and the Seller entered into an Amendment N° 1 to the Purchase Agreement to modify the terms and conditions with respect to certain A350XWB Family Aircraft.

C.

On 3rd March 2015, the Buyer and the Seller entered into an Amendment N° 2 to the Purchase Agreement for the manufacture and sale by the Seller and purchase by the Buyer of one (1) incremental A350-900 Aircraft.

The Purchase Agreement as amended and supplemented pursuant to the foregoing shall be referred to as the “Agreement”.

D.

[*] the Buyer and the Seller now wish to provide for the manufacture and sale by the Seller and purchase by the Buyer of two (2) A350-900 incremental aircraft, subject to the terms and conditions set out below [*].

The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Amendment N°3. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Agreement.

NOW IT IS HEREBY AGREED AS FOLLOWS:

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº3 to the ALC A350 Family PA	Page 2 / 11
Ref. CLC - CT15022089

1.SCOPE

1.1The Seller hereby agrees to sell, and the Buyer agrees to purchase from the Seller, two (2) incremental A350-900 Aircraft (individually and collectively referred to as the “Amendment N°3 Aircraft”) [*].

2.SPECIFICATION

For the sole sake of Amendment N°3 Aircraft, the Buyer and the Seller agree to insert paragraphs 2.5 and 2.6 to Clause 2 of the Purchase Agreement as follows :

QUOTE

2.5[*]

2.6 In order to respect the delivery schedule [*], the Buyer hereby acknowledges and agrees that with respect to the Amendment N°3 Aircraft:

(i)Amendment N°3 shall be executed by both Parties on or before [*], and

(ii)the CDF  shall be achieved no later than [*], and

(iii)the following customization milestones shall be achieved in the below indicated timeframe:

[*]

UNQUOTE

3.DELIVERY SCHEDULE

3.1[*]

3.2The Scheduled Delivery Month for the Amendment N°3 Aircraft shall be as follows:

Aircraft	Scheduled Delivery Month	Aircraft Type
27	[*]	A350-900
28	[*]	A350-900

3.3The table in Clause 9.1.1 of the Purchase Agreement, as may have been amended from time to time, is hereby deleted in its entirety and replaced by the one set forth in Appendix 1 hereto.

4.PRICING TERMS [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº3 to the ALC A350 Family PA	Page 3 / 11
Ref. CLC - CT15022089

4.1[*]

4.2[*]

5.    SUPPORT/ TRAINING MATTERS

5.1 The Buyer and the Seller hereby agree that Appendix A to Clause 15 of the Agreement, as may have been amended from time to time, shall be deleted in its entirety and replaced as follows:

QUOTE

SELLER REPRESENTATIVE ALLOCATION

The Seller Representative allocation provided to the Buyer pursuant to Clause 15.1 is defined hereunder.

1The Seller will provide to the Buyer Seller Representative services at the Buyer's main base or at other locations to be mutually agreed for the fleet of twenty-eight (28) Aircraft will be [*] man-months in aggregate. This allocation will be further assigned by the Buyer on a prorata basis to each of the Buyer’s Operators. [*]

2For the sake of clarification, such Seller Representatives’ services will include [*].

3The number of the Seller Representatives assigned to the Buyer at any one time will be mutually agreed, [*] Seller Representatives.

UNQUOTE

5.2 The Buyer and the Seller hereby agree that Appendix A to Clause 16 of the Agreement, as may have been amended from time to time, shall be deleted in its entirety and replaced as follows:

QUOTE

TRAINING ALLOWANCE

For the avoidance of doubt, all quantities indicated below are the total quantities granted for the whole of the Buyer’s fleet of twenty-eight (28) Aircraft firmly ordered, unless otherwise specified. [*]

The contractual training courses defined in this Appendix A will be provided up to [*].

Notwithstanding the above, flight operations training courses granted per firmly ordered Aircraft in this Appendix A  will be provided by the Seller within a period starting [*].

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº3 to the ALC A350 Family PA	Page 4 / 11
Ref. CLC - CT15022089

Any deviation to said training delivery schedule will be mutually agreed between the Buyer and the Seller.

1FLIGHT OPERATIONS TRAINING

1.1Flight Crew Training (standard transition course)

The Seller will provide flight crew training (standard transition course) [*] for [*] of the Buyer's flight crews per firmly ordered Aircraft.

1.2Extended Range For Twin Engine Aircraft Operations (ETOPS) Training

The Seller will provide [*] ETOPS training for [*] flight crews per ordered Aircraft.

1.3Flight Crew Line Initial Operating Experience

The Seller will provide to the Buyer pilot Instructor(s) [*] for a period of [*] pilot Instructor months in total for the fleet of twenty-eight (28) Aircraft. This allocation will be further assigned by the Buyer on a prorata basis to each of the Initial Operators.

Unless otherwise agreed during the Training Conference, in order to follow the Aircraft Delivery schedule, the maximum number of pilot Instructors present at any one time will be limited to [*].

1.4Type Specific Cabin Crew Training Course

The Seller will provide to the Buyer [*] type specific training for cabin crews for [*]  in total for the fleet of twenty-eight (28) Aircraft. This allocation will be further assigned by the Buyer on a prorata basis to each of the Initial Operators.

1.5Airbus Pilot Instructor Course (APIC)

The Seller will provide to the Buyer transition Airbus Pilot Instructor Course(s) (APIC), for flight and synthetic instruction, [*] for [*] of the Buyer’s flight instructors in total for the fleet of twenty-eight (28) Aircraft. This allocation will be further assigned by the Buyer on a prorata basis to each of the Initial Operators. APIC courses will be performed in groups of two (2) trainees.

2PERFORMANCE / OPERATIONS COURSE(S)

The Seller will provide to the Buyer [*] trainee days of performance / operations training [*] for the Buyer's personnel in total for the fleet of twenty-eight (28) Aircraft. This allocation will be further assigned by the Buyer on a prorata basis to each of the Initial Operators.

3MAINTENANCE TRAINING

3.1The Seller will provide to the Buyer [*] [*] for the Buyer's personnel in total for the fleet of twenty-eight (28) Aircraft. This allocation will be further assigned by the Buyer on a prorata basis to each of the Initial Operators.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº3 to the ALC A350 Family PA	Page 5 / 11
Ref. CLC - CT15022089

3.2The Seller will provide to the Buyer [*] in total for the fleet of twenty-eight (28) Aircraft. This allocation will be further assigned by the Buyer on a prorata basis to each of the Initial Operators.

4TRAINEE DAYS ACCOUNTING

Trainee days are counted as follows:

4.1For instruction at the Seller's Training Centers: one (1) day of instruction for one (1) trainee equals one (1) trainee day. The number of trainees originally registered at the beginning of the course will be counted as the number of trainees to have taken the course.

4.2For instruction outside of the Seller's Training Centers: one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or a minimum of twelve (12) trainee days, except for structure maintenance training course(s).

4.3For structure maintenance training courses outside the Seller’s Training Center(s), one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or the minimum number of trainees as indicated in the Seller’s Customer Services Catalog.

4.4For practical training, whether on training devices or on aircraft, one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or a minimum of six (6) trainee days.

UNQUOTE

6.[*]

[*]

7.[*]

[*]

8.PREDELIVERY PAYMENTS

Notwithstanding Clause 5 of the Agreement, [*].

If the above condition is not fulfilled on or before [*], and unless otherwise agreed in writing by the Parties, [*].

[*]

9.INCONSISTENCY AND CONFIDENTIALITY

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº3 to the ALC A350 Family PA	Page 6 / 11
Ref. CLC - CT15022089

9.1In the event of any inconsistency between the terms and conditions of the Agreement and those of this Amendment N°3, the latter shall prevail to the extent of such inconsistency, whereas the part of the Agreement not concerned by such inconsistency shall remain in full force and effect.

9.2This Amendment N°3 reflects the understandings, commitments, agreements, representations and negotiations related to the matters set forth herein whatsoever, oral and written, and may not be varied except by an instrument in writing of even date herewith or subsequent hereto executed by the duly authorised representatives of both Parties.

9.3This Amendment N°3 shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party without the prior consent of the other Party except as may be required by law, or to professional advisors for the implementation hereof.

10.COUNTERPARTS

This Amendment N°3 may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

11.LAW AND JURISDICTION

The provisions of Clause 22.6 of the Agreement shall apply to this Amendment N°3 as if the same were set out in full herein, mutatis mutandis.

Amendment Nº3 to the ALC A350 Family PA	Page 7 / 11
Ref. CLC - CT15022089

IN WITNESS WHEREOF this Amendment N°3 was entered into the day and year first above written.

For and on behalf of		For and on behalf of

AIR LEASE CORPORATION		AIRBUS S.A.S.

By:	/s/ Grant Levy	By:	/s/ Christophe Mourey

Its:	Executive Vice President	Its:	Senior Vice President Contracts

Amendment Nº3 to the ALC A350 Family PA	Page 8 / 11
Ref. CLC - CT15022089

APPENDIX 1

Aircraft	Delivery Month		Aircraft Type
Aircraft N°[*]	[*]	2017	A350-900
Aircraft N°[*]	[*]	[*]	A350-900
Aircraft N°[*]	[*]	[*]	A350-900
Aircraft N°[*]	[*]	[*]	A350-900
Aircraft N°[*]	[*]	[*]	A350-900
Aircraft N°[*]	[*]	[*]	A350-900
Aircraft N°[*]	[*]	[*]	A350-900
Aircraft N°[*]	[*]	[*]	A350-900
Aircraft N°[*]	[*]	[*]	A350-900
Aircraft N°[*]	[*]	[*]	A350-900
Aircraft N°[*]	[*]	[*]	A350-900
Aircraft N°[*]	[*]	[*]	A350-900
Aircraft N°[*]	[*]	[*]	A350-900
Aircraft N°[*]	[*]	[*]	A350-900
Aircraft N°[*]	[*]	[*]	A350-900
Aircraft N°[*]	[*]	[*]	A350-900
Aircraft N°[*]	[*]	[*]	A350-900
Aircraft N°[*]	[*]	[*]	A350-900
Aircraft N°[*]	[*]	[*]	A350-900
Aircraft N°[*]	[*]	[*]	A350-900
Aircraft N°[*]	[*]	[*]	A350-900
Aircraft N°[*]	[*]	[*]	A350-900
Aircraft N°[*]	[*]	[*]	A350-900
Aircraft N°[*]	[*]	[*]	A350-1000
Aircraft N°[*]	[*]	[*]	A350-1000
Aircraft N°[*]	[*]	[*]	A350-1000
Aircraft N°[*]	[*]	[*]	A350-1000
Aircraft N°[*]	[*]	2024	A350-1000

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº3 to the ALC A350 Family PA	Page 9 / 11
Ref. CLC - CT15022089

APPENDIX 2

[*]

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº3 to the ALC A350 Family PA	Page 10 / 11
Ref. CLC - CT15022089

APPENDIX 3

[*]

-[*]

-[*]

-[*]

-[*]

-[*]

-[*]

-[*]

-[*]

-[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment Nº3 to the ALC A350 Family PA	Page 11 / 11
Ref. CLC - CT15022089